                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 1 TO
                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): SEPTEMBER 1, 2004
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                             EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
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                        MICROTEL INTERNATIONAL INC.
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

         Our board of directors adopted amended and restated bylaws ("amended bylaws") and approved an amended and restated certificate of incorporation ("amended certificate"). The amended bylaws became effective as of September 1, 2004, and we intend to submit them for stockholder ratification at our upcoming 2004 annual meeting of stockholders. The amended certificate is planned to be filed with the Delaware Secretary of State and to become effective following stockholder approval at the 2004 annual meeting. However, our board of directors has reserved the right to abandon all or certain portions of the amendments contained in the amended certificate at any time prior to the effectiveness of the filing of the amended certificate with the Delaware Secretary of State, notwithstanding authorization by our stockholders of any or all portions of the amended certificate.

         Our board of directors also recently approved a change in our corporate name from MicroTel International Inc. to Emrise Corporation. The name change became effective on September 15, 2004 and was accomplished without stockholder approval through our merger with a wholly-owned subsidiary that we formed for that purpose. Below are descriptions of the amended bylaws and amended certificate.

AMENDED AND RESTATED BYLAWS

         By deleting ineffective and unnecessary provisions and adding some additional provisions that our board of directors deems desirable and in our company's best interests, the amended bylaws update our previous bylaws to be consistent with current Delaware law and practices typical of modern Delaware corporations. Key substantive differences between the amended bylaws and the previous bylaws are described generally below. We encourage stockholders to review the complete terms of the amended bylaws, which are incorporated by reference as an exhibit to this report.

         MEETINGS BY USE OF REMOTE COMMUNICATION. Section 2.1 of the amended bylaws includes a provision authorizing us to hold meetings of our stockholders either at a place specified by our board of directors, as was permitted under our previous bylaws, or by means of remote communications, as permitted by
Section 211(a)(2) of the Delaware General Corporation Law ("DGCL").

         RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS. Section 2.3 of the amended bylaws provides that special meetings of stockholders may be called by our board of directors, chairman of the board, chief executive officer or president (in the absence of a chief executive officer), and shall be called by our secretary at the request in writing by holders of not less than 10% of the total voting power of all of our outstanding securities then entitled to vote. The previous bylaws did not expressly authorize the chairman of the board or chief executive officer to call special meetings of stockholders.

         NOTICES BY ELECTRONIC TRANSMISSION. Article IX of the amended bylaws provides that any notice to stockholders given by us under any provision of the DGCL, our certificate of incorporation or the amended bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Various provisions of the amended bylaws, such as Sections 2.5 and 3.7 (relating to notice of stockholder and board meetings, respectively), Sections 2.9 and 3.9 (relating to stockholder and director waivers of notice, respectively), Section 3.3 (relating to form and use of ballots), Section 3.4 (relating to director resignations), and Section 3.10 (relating to board action by written consent), permit use of electronic transmissions. The previous bylaws did not address electronic transmissions of notices, waivers, ballots and consents.

         ADJOURNMENT OF STOCKHOLDERS' MEETING. Section 2.6 of the amended bylaws provides that stockholders' meetings at which a quorum is not present may be adjourned either by the chairperson of the meeting or by the holders of a majority of the shares represented in person or by proxy at the meeting. The previous bylaws did not provide for adjournment by the chairperson.

         AUTHORIZED NUMBER OF DIRECTORS. Section 3.2 of the amended bylaws provides that the authorized number of directors shall be four until changed by resolution of our board of directors. Section 15 of the previous bylaws contained a similar provision, except that Section 15 also provided that the authorized number of directors could not be reduced below four without the vote or written consent of stockholders holding 80% of the voting power of our company.

         FILLING OF VACANCIES ON THE BOARD. Section 3.4 of the amended bylaws provides that any vacancies on the board of directors resulting from death, resignation, disqualification, removal, newly created directorships or other causes shall, except as otherwise provided by the DGCL or by the certificate of incorporation, be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director, and not by the stockholders. This provision is consistent with our amended certificate. In contrast, Section 17 of the previous bylaws provided the board of directors with the power to fill vacancies but did not prohibit stockholders from filling vacancies.

         NOTICE OF BOARD MEETINGS. Section 3.6 of the amended bylaws provides that regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board of the directors. In contrast, the previous bylaws required that written notice of regular meetings be provided to members of the board of directors.

         Section 3.7 of the amended bylaws provides that notices of board of directors meetings must be delivered or sent at least 24 hours before the time of holding of the meeting, if delivered by hand, courier or telephone or sent by electronic mail or facsimile, and at least four days before the time of holding of the meeting if deposited in the United States mail. The previous bylaws provided that written notice of the time and place of all regular and special meetings of the board of directors had to be delivered personally to each director, or sent to each director by mail or other form of written communication, at least one day before the date of the meeting.

         RIGHT TO CALL SPECIAL MEETINGS OF THE BOARD. Section 3.7 of the amended bylaws provides that special meetings of the board of directors may be called by our chairman of the board, chief executive officer, president or secretary, or by any two directors. In contrast, the previous bylaws required that special meetings of the board of directors be called by our president or by a majority of the board of directors.

         APPROVAL OF LOANS TO OFFICERS AND EMPLOYEES. Section 3.12 of the amended bylaws provides that we may lend money to, or guarantee any obligation of, or otherwise assist any officer or employee of ours or our subsidiaries whenever the board of directors determines that such an arrangement may reasonably be expected to benefit us and is not prohibited by applicable laws, rules or regulations. There was no similar provision in the previous bylaws.

         DUTIES OF OFFICERS. Article V of the amended bylaws provides modernized descriptions of the duties of our officers and also includes descriptions of duties of our chief executive officer and chief financial officer. The previous bylaws did not include descriptions of duties of our chief executive officer and chief financial officer.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended bylaws provides, and Article XI of the previous bylaws provided, that we had rights and/or obligations to indemnify our directors, officers, employees and agents in connection with certain actions, suits or proceedings ("proceedings") and to pay their expenses in advance of the final disposition of the proceedings, to the extent permitted by the DGCL. However, these Articles differ as to whether indemnification and advancement of expenses is required or rather is merely permitted.

         Article VI of the amended bylaws provides that to the fullest extent and in the manner permitted by the DGCL as it exists from time to time, we must indemnify our directors and officers who are involved in a proceeding by reason of the fact that they were serving as a director, officer, employee or agent of us or, at our request, of another entity or enterprise, and that we must pay their expenses in advance of the final disposition of the proceeding. Article VI also provides that we may provide indemnification to employees and agents who are not directors or officers and that we may pay their expenses in advance of the final disposition. In contrast, Article XI of the previous bylaws required us to provide indemnification to directors, officers, employees or agents and permitted us to pay their expenses in advance of the final disposition.

         PARTLY PAID SHARES. Section 8.3 of the amended bylaws provides that we may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid for those shares, and that dividends declared upon partly paid shares shall be paid only upon the basis of the percentage of the consideration actually paid for those shares. The previous bylaws did not address this matter.

         STOCKHOLDER PROPOSALS. Section 2.14 of the amended bylaws contains provisions governing submission by stockholders of nominations or business proposals to be brought before a meeting of our stockholders without including the nominee or business proposal in our proxy materials. Stockholders must provide us with certain information described in Section 2.14 within the timeframes prescribed by that Section. Otherwise, the chairperson of the meeting may prohibit the stockholder from proposing the nominee or business at the meeting of stockholders. The previous bylaws did not address these matters. These advance notice provisions may be viewed as friendly to incumbent directors because they prevent stockholders from presenting new nominees or business proposals at or near the time of a meeting of stockholders.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         The proposed amended certificate reflects our new corporate name and current registered office in the State of Delaware and contains various wording changes to modernize the provisions of our existing certificate of incorporation ("existing certificate") in accordance with the DGCL. The amended certificate also contains substantive differences described generally below, including an increase in the number of authorized shares of our common stock from 50,000,000 shares to 150,000,000 shares. We encourage stockholders to review the complete terms of the form of amended certificate, which is incorporated by reference as an exhibit to this report, and to review the stockholder voting requirements and other matters discussed in our definitive proxy statement for the 2004 annual meeting.

         AUTHORIZED CAPITAL. The amended certificate would, among other things, increase our authorized capital and make certain other clarifying changes by replacing Article Fourth of our existing certificate, which article is incorporated by reference as an exhibit to this report, with Article IV that is contained in the amended certificate.

         Article Fourth of our existing certificate provides for 50,000,000 shares of common stock, 1/3 cent par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. Of the 10,000,000 shares of authorized preferred stock, our board of directors designated by separate certificates of designation 200 shares as Series A Preferred Stock and 150,000 shares as Series B Preferred Stock, and the remainder are undesignated preferred shares that may be issued in one or more series as designated from time to time by our board of directors.

         As of September 16, 2004, we had outstanding 24,695,548 shares of common stock and had reserved for issuance an additional 2,921,756 shares of common stock to cover the exercise of options to purchase up to 2,151,256 shares of common stock and warrants to purchase up to 770,500 shares of common stock, and we had no shares of preferred stock outstanding. Also as of that date, we had available for issuance an additional 22,382,696 shares of common stock and 10,000,000 shares of designated and undesignated preferred stock. The proposed amendment to Article Fourth would increase our authorized number of shares of common stock from 50,000,000 to 150,000,000. Accordingly, if this proposed amendment had been effective as of September 16, 2004, we would have had available for issuance 122,382,696 shares of common stock plus 10,000,000 shares of designated and undesignated preferred stock.

         The additional authorized shares of common stock that would become available if this proposed amendment is approved by our stockholders and filed with the Delaware Secretary of State may be issued from time to time as our board of directors may determine, without prior notice to or further action of our stockholders. The issuance of any or all of these additional authorized shares of common stock from time to time would cause dilution to the voting rights and earnings per share of our outstanding shares of common stock. However, we believe that approval of the proposed increase is in the best interests of our company and our stockholders because the increase would make additional shares of common stock available for acquisitions or financings that could be used to enhance our business and results of operations, and for other corporate purposes.

         Although we have no definitive plans to utilize such shares to entrench present management, we may, in the future, be able to use the additional authorized shares of common stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a stockholder rights plan, in a private placement or other transaction that causes substantial dilution to a person or group that attempts to acquire control of our company through a merger or tender offer on terms or in a manner not approved by our board of directors, whether or not our stockholders view the change in control, merger or tender offer as favorable. The authorization of such additional shares of common stock will have no current anti-takeover effect, because no hostile takeover attempts are, to our management's knowledge, currently threatened.

         We have a number of anti-takeover defenses. For example, we have a classified board that consists of three classes with staggered three-year terms. This arrangement is intended to slow a change in control of our board of directors by limiting the number of directors that are elected annually. Also, consistent with the DGCL, we do not have cumulative voting provisions in either our bylaws or certificate of incorporation.

         Also, we have provisions in our bylaws and certificate of incorporation that prohibit the removal of directors without cause. Our amended bylaws provides that a removal may only be accomplished by the affirmative vote, at a special meeting of stockholders called for that purpose, of the holders of at least a majority of the outstanding shares entitled to vote at an election for directors. Under our amended bylaws, special meetings of stockholders may be called by our board of directors, chairman of the board, chief executive officer or president (in the absence of a chief executive officer), and shall be called by our secretary at the request in writing by holders of not less than 10% of the total voting power of all of our outstanding securities then entitled to vote. Article Eighth of our existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock. This percentage vote requirement exceeds the general DGCL requirement that a majority of the outstanding shares of our common stock must vote in favor of an amendment to our certificate of incorporation, making it more difficult for our stockholders to amend or repeal this provision.

         In addition, our board of directors has the authority to issue up to 10,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights of those shares, without any further vote or action by our stockholders. The rights of the holders of our common stock are subject to and may be adversely affected by the rights of the holders of any preferred stock that we may issue in the future. The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock, which would delay, defer or prevent a change in control of our company. Furthermore, preferred stock may have other rights, including economic rights senior to common stock.

         Also, Section 203 of the DGCL prohibits us from engaging in business combinations with interested stockholders, as defined by statute. These provisions may have the effect of delaying or preventing a change in control of our company without action by our stockholders, even if a change in control would be beneficial to our stockholders.

         Article IV of the amended certificate contains a description of the attributes of our common stock. There is not a similar description in our existing certificate. Stockholders do not currently possess, nor upon the approval of the proposed amendment will they acquire, preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.

         In light of the above, Article IV of the amended certificate provides for authorized capital of 150,000,000 shares of common stock, $0.0033 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share, that may be issued in one or more series as designated from time to time by our board of directors. Article IV of the amended certificate reflects our desire to express the par value of our common stock as a decimal rather than as a fraction.

         As described above, our authorized capital currently includes 10,000,000 shares of designated and undesignated preferred stock. The designated shares include 200 shares of Series A Preferred Stock and 150,000 shares of Series B Preferred Stock. All previously outstanding shares of Series A Preferred Stock and Series B Preferred Stock have either been converted into shares of our common stock or redeemed, and therefore were restored to their status as authorized but unissued shares of those respective classes of preferred stock. We do not intend to issue additional shares of preferred stock with rights, preferences and privileges similar to the Series A Preferred Stock or Series B Preferred Stock. Accordingly, if all or Article IV of the amended certificate is approved and we file the amended certificate as currently planned, the filing of the amended certificate would eliminate the certificates of designation relating to our Series A Preferred Stock and Series B Preferred Stock, leaving us with 10,000,000 authorized shares of undesignated preferred stock. If the entire amended certificate is not approved or our board of directors chooses not to file the amended certificate, then the certificates of designation will remain in place until our board of directors authorizes the filing in Delaware of a certificate of elimination or a restated certificate of incorporation that is amended, if at all, only to the extent we have obtained required stockholder approval. Neither of these methods of eliminating the certificates of designation would require further stockholder approval.

         ADVANCE NOTICE OF NEW BUSINESS AND STOCKHOLDER NOMINATIONS. Article XII of the amended certificate provides that advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the bylaws of the corporation. The existing certificate does not address these matters. We have addressed these matters in the amended bylaws.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended certificate provides that we shall indemnify, to the fullest extent permitted by law, any person in connection with any action, suit or proceeding to which they are made or are threatened to be made by reason of the fact that such person is or was a director or officer of our company or is or was serving at our request as a director or officer of another entity. There is no similar provision in the existing certificate. However, this proposed provision is typical of Delaware corporations that have modernized certificates of incorporation and is consistent with powers granted to us under Section 145 of the DGCL and with obligations imposed upon us by our previous bylaws and amended bylaws.

         PERSONAL LIABILITY OF DIRECTORS. Both the existing certificate and the amended certificate provide for limitation of a director's personal liability to us or our stockholders for monetary damages for breach of fiduciary duty, to the fullest extent permitted by the DGCL from time to time. The amended certificate adds a typical proviso indicating that in no event will the personal liability of any of our directors for monetary damages be limited for any breach of loyalty, for any acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit, or for unlawful payment of dividends or unlawful stock purchase or redemption as provided in Section 174 of the DGCL.

         DURATION OF EXISTENCE AND LOCATION OF STOCKHOLDER MEETINGS AND CORPORATE BOOKS. The amended certificate contains typical provisions that provide that we have a perpetual existence, that meetings of our stockholders may be held within or without the State of Delaware, as our bylaws may provide, and that our books may be kept outside the State of Delaware at places designated by our board of directors or bylaws. The existing certificate was silent on these matters.

         CLASSIFICATION OF OUR BOARD. Both Article Eighth of our existing certificate and Article VIII of the amended certificate provide for a classified board of directors that is divided into three classes, with each class serving a staggered three-year term. Consistent with our current practice, the amended certificate designates the classes as Class I, Class II and Class III, and provides that the authorized number of directors shall be set solely by resolution of the board of directors and that directors shall be assigned to each class in accordance with resolutions adopted by our board of directors.

         Consistent with the DGCL, the amended certificate also provides that no decrease in the number of directors constituting our board of directors will shorten the term of any incumbent director and that the manner by which a director may be removed from office shall be as provided in our bylaws.

         Article Eighth of the existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
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       Not applicable.

(b)    Pro Forma Financial Information.
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       Not applicable.

(c)    Exhibits.
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   Number        Description
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    3.1 Form of Amended and Restated Certificate of Incorporation of Emrise Corporation (1)

    3.2     Amended and Restated Bylaws of Emrise Corporation (2)

    3.3 Article Fourth of the Existing Certificate of Incorporation of Emrise Corporation (3)

    3.4 Article Eighth of the Existing Certificate of Incorporation of Emrise Corporation (4)

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(1) Filed as Appendix D to our definitive proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

(2) Filed as Appendix G to our definitive proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

(3) Filed as Appendix E to our definitive proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

(4) Filed as Appendix F to our definitive proxy statement for our 2004 annual meeting of stockholders and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2004

                                  EMRISE CORPORATION

                                  By: /s/ RANDOLPH D. FOOTE
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                                      Randolph D. Foote, Chief Executive Officer